UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 9, 2016
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

Item 4.01.	Changes in Registrant’s Certifying Accountant
(a), (b) Management and the Audit Committee of the Board of Directors (the "Audit Committee") of Rayonier Advanced Materials Inc. (the "Company") have completed a competitive process to review the appointment of the Company's independent registered public accounting firm for the year ending December 31, 2016. The Audit Committee invited several firms to participate in this process, including Ernst & Young LLP ("EY”), the Company's independent registered public accounting firm since June 30, 2014.
As a result of this process and following careful deliberation, on March 9, 2016, the Audit Committee approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm, effective upon completion of their client acceptance process, and dismissed EY from that role. Grant Thornton advised the Company that it had successfully completed the client acceptance process on March 12, 2016.
EY's reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through March 9, 2016, there were (i) no "disagreements" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement(s) in its audit reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K. The Company requested that EY furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of EY's letter dated March 14, 2016 is attached as Exhibit 16.1 hereto.
During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through March 9, 2016, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a "disagreement" or "reportable event" as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
16.1	Letter dated March 14, 2016 from Ernst & Young LLP to the Securities and Exchange Commission

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ JOHN P. CARR
John P. Carr
Chief Accounting Officer and Vice President

March 14, 2016

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